Longview Fibre Company

Shareholder Presentation

April 2006

Exhibit 99.1

Forward-Looking Statements

Except for historical information, the matters discussed in this presentation (including statements concerning future dividends, the implementation and anticipated results of the company’s conversion to a real estate investment trust (REIT) and the company’s improved operating plan to enhance shareholder value, and capital expenditures and cash provided by operations for 2006) are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in some cases can be identified by the use of words such as "may," "will," "should," "potential," "intend," "expect," "endeavor," “seek,”
“anticipate," "estimate," "overestimate," "underestimate," "believe," "could," "would," "project," "predict," "continue," "plan," "believe," "propose" or other similar words or expressions. Forward-looking statements are based on certain assumptions or estimates, discuss future expectations, describe future plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. The company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on the company's operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to:
the company's ability to achieve its strategies and the results of these strategies; actual log harvest levels and customer and product focus; the company's dependence on timber resources; changes or growth in the general domestic and foreign economy, the forest products industry or the specific markets into which the company sells products; the company's ability to achieve anticipated improvements in operating results and earnings and expected cost reductions; risks and costs associated with the restructuring of the company's manufacturing operations, including the potential divestiture of the company's sawmill and select converting plants; the company's ability to realize anticipated benefits from the sale of higher and better use lands; the company's having sufficient resources to fund operations and meet debt payment obligations and capital expenditure requirement’s the company's working capital needs, including inventory levels and raw material requirements; unanticipated changes in pricing and market conditions for the company's products, energy and certain raw materials, including changes in log, paper, paperboard and converted products pricing and demand;
the company's ability to achieve anticipated reductions in the amount of natural gas purchased from third parties; the company's ability to improve reliability and uptime of equipment, creating a more steady operation and better management of raw material purchases; the company's ability to achieve anticipated savings and improvements from various business improvement projects and programs within the expected time frames or at all; unexpected capital expenditures and the timing of completion and results of capital expenditure projects; the company's ability to reduce debt and prioritize the use of excess cash to reduce debt; expected sales of power; possible effects of changes in currency exchange rates between the U.S. dollar and currencies of important export markets (particularly Japan); cost of compliance with environmental regulations and effects of environmental contingencies, litigation and regulations on the company's financial condition and results of operations and its competitive position;
developments in the world, national, or regional economy or involving the company's customers or competitors affecting supply of or demand for the company's products, energy or raw materials, including the level of interest rates and new housing starts; implementation or revision of government policies affecting the environment, import and export control and taxes; changes in harvest conditions or regulations effecting the company's timber operations; adverse weather conditions; availability of excess cash to pay dividends and existence of contractual limitations on the company's ability to pay dividends; the need to obtain board approval of dividends and other distributions to the company's shareholders, which approval could be granted or withheld based on, among other things, the company's results of operations, cash flow and prospects at the time; unforeseen maintenance on capital assets; unforeseen developments in the company's business; any additional material weaknesses in the company's internal control over financial reporting that may arise or be identified; the company's ability to remediate material weaknesses in its internal control over financial reporting; adverse changes in the capital markets or interest rates affecting the cost or availability of financing; disasters and other unforeseen events; potential changes in tax laws affecting real estate investment trusts, or REITs, that could reduce the tax benefits associated with being a REIT; the occurrence of events that require a change in the timing of the company's
REIT election; the company's actual pre-REIT earnings and profits and current-year REIT capital gains could vary from estimates, resulting in a lower or higher special distribution to shareholders; the company's ability to satisfy complex technical rules in order to qualify for or maintain REIT status and to operate effectively within the limitations imposed by those rules; and the sensitivity of the company's stock price to the level of dividends on its common stock.

When considering forward-looking statements, you should also keep in mind the "Risk Factors" and other cautionary statements and factors noted in the company’s reports filed with the SEC which could cause the company's actual results to differ significantly from those contained in any forward-looking statements. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this presentation or, in the case of statements in such reports, as of the date thereof. The company cannot guarantee future results, levels of activity, performance or achievements. The company does not undertake any obligation to update any of the forward-looking statements contained in this presentation. For information about factors that could impact future results, please see the company's most recent Form 10-K on file with the SEC.

Agenda for Today’s Discussion

Obsidian / Campbell Highly Conditional Proposal Undervalues
Longview Fibre and its High Quality Timber Assets

We are Implementing an Improved Operating Plan to Enhance
Shareholder Value

Longview Fibre is Well Positioned for Continued Success

We are Committed to Acting in the Best Interests of the
Company and our Shareholders

Obsidian / Campbell Highly Conditional Proposal
Undervalues Longview Fibre and its High Quality
Timber Assets

Our Response to Obsidian / Campbell Unsolicited
Proposal

Obsidian / Campbell proposal is highly conditional, involving significant due diligence and financing contingencies and
associated risks

Even if it could be executed on, Obsidian / Campbell proposal undervalues Longview Fibre and its high quality timber assets

Completion of the REIT conversion and implementation of an
improved operating plan represents a superior alternative for enhancing shareholder value

Our Management team and Board of Directors:

Have delivered considerable value to shareholders

Have a plan to further enhance shareholder value

Board of Directors is committed to acting in the best
interests of the Company and its Shareholders

Longview Fibre is focused on delivering value to its shareholders

~ $1.50 per share cash portion of special distribution

$1.20 (1) per share annual dividends

$26.00 proposal implies a 4.9% dividend yield (2)

Obsidian / Campbell proposal undervalues Longview relative to:

Comparable public REIT valuations

Private asset valuations

Long-term intrinsic value

Obsidian / Campbell Proposal Undervalues
Longview Fibre

(1)

Based on 51.077 million shares.  Does not reflect shares to be issued in the special distribution.

(2)

Based on an assumed equivalent share price of $24.50 ($26.00 proposal minus $1.50 cash portion of special distribution).

We are Implementing an Improved Operating Plan to
Enhance Shareholder Value

Complete REIT Conversion
Accelerate Harvest and Monetize HBU Lands
Enhance Shareholder Value
Restructure Manufacturing Operations

Our Plan to Enhance Shareholder Value

(1)

Based on 51.077 million shares.  Does not reflect shares to be issued in the special distribution.

Raise dividend to $1.20(1) per share and repay debt

$385 Million Special Distribution

Up to $77 Million Cash Portion, Representing ~$1.50 per Share

Obtained Fully Committed Financing to Complete REIT Conversion

Completion of Bank Deal during 4th Quarter of 2005

Executing Our Strategy…Complete REIT
Conversion

REIT Conversion Timeline

Transition to Dec. 31 Fiscal Year

REIT Corporate Structure Established Effective
January 1, 2006

Accelerate harvest of mature timberlands

Increase average annual harvest to 325 MMBF over the next
five years

Represents approximately $17 million in incremental cash
flow per year at current pricing over 275 MMBF harvest

Harvest plan consistent with Sustainable Forestry Initiative
(SFI) standards

Enhances current cash flow and net present value

Takes advantage of favorable current pricing environment

Monetize the value of HBU lands

Approximately 34,000 acres identified as priority tracts

Sale of HBU lands expected to increase cash flow by $4 – 5
million per year over at least the next ten years

Executing Our Strategy…Accelerate Harvest
and Monetize HBU Lands

Retained Facilities
Western Region
Cedar City
Longview
Oakland
Seattle
Spanish Fork
Twin Falls
Yakima

Facilities for Potential Divestiture
Eastern Region
Amsterdam
West Springfield

Central Region
Bowling Green
Cedar Rapids
Grand Forks
Milwaukee
Seward
Twin Cities

Potential divestiture of Central / Eastern region converting assets and the Leavenworth sawmill

Rationalize corrugated capacity

Increase margins in Paper & Paperboard and Converted
Products

Executing Our Strategy…Restructure
Manufacturing Operations

Converting Facilities

Facilities for potential divestiture

Retained converting facilities

States with remaining operations post divestiture

REIT conversion and improved operating plan are expected to
generate a substantial increase in cash flow

Increase average annual harvest

Monetize HBU lands

Reduce borrowing rate and interest expense

Tax savings related to REIT conversion

Benefits of planned restructuring in 2007 and beyond

Estimated 2006 Cash Provided by Operations of $130 – 145 million

Excludes the impact of $25 – 30 million of non-recurring cash charges related to REIT conversion, refinancing and legal and advisory fees

Estimated 2006 Capital Expenditures of $40 – 50 million, including timber acquisitions

Executing Our Strategy…Increase Projected
Annual Cash Flow

New REIT Dividend Policy Delivers Value to
Shareholders

Increase annual cash dividend 20% to $1.20 (1) per share

New harvest plan supports increase in regular dividend

Flexibility afforded by new credit facility

New policy is consistent with management’s plan to:

Continue harvesting timber consistent with SFI standards

Opportunistically acquire additional timberlands

Repay debt

Maintain manufacturing capital expenditures below current
depreciation

Realize annual tax savings from REIT conversion

Reduce interest expense through the refinancing

(1)

Based on 51.077 million shares.  Does not reflect shares to be issued in the special distribution.

Longview Fibre is Well Positioned for
Continued Success

Sustainable timber production and integrated paper and converted products focused on specialty markets

(1)

Market share based on data provided by American Forest and Paper Association.

(2)

Giving effect to potential divestiture.

Longview Well Positioned to Benefit From
Momentum Across Diversified End-Markets

Timber

~587,000 acres of
timberlands in OR and WA

Predominantly saw timber

HBU opportunities

Paper & Paperboard

Largest producer of
unbleached kraft paper in
North America with ~21%
market share (1)

Converted Products (2)

Seven modern and efficient
corrugated converting plants
strategically located in four
Western states

Facilities for Potential Divestiture

Corrugated Sheet Plants

Corrugated and/or Solid Fiber Container Plants

Chipping Facilities

Tree Farms (587,000 acres)

Pulp & Paper Mill

Tree Species Mix

Pine & Other White Woods 8%
Hardwoods 7%
Hemlock 22%
Douglas Fir 62%

Product Mix

Highly Attractive Timberlands

Highly productive timberlands

~81% west of Cascades

Attractive species mix

93% high-quality softwoods

Mostly Douglas Fir and
Hemlock

Export quality logs

Proximity to strong domestic
and export markets

Nine tree farms in Washington
and Oregon

SFI compliant forests

Specialty Volume(1)

250
200
150
100
50
0
Tons (000's)
46% increase
146
213
FY2002
FY2006

Focus on High Growth Specialty Products

Specialty End Markets

(1)         Specialty paper products include TEA-Kraft®, paper used to make lightweight bags (such as the bags typically provided to customers of boutique stores), masking paper, soft calendar paper, colored paper and Ductl kraft paper.

Building construction

Carry and specialty bags

Cement bags

Colored paper for school craft

Ductl kraft

Masking paper for home and auto painting

Pet food bags

Raisin trays

Soft-calendar

Seed bags

Food packaging

Paper and Paperboard

Well positioned in strong and
growing high-performance paper
market

TEA-Kraft®: Proprietary multi-
wall, high-performance paper

Sole U.S.-based supplier and
one of only three North
American suppliers that
participate in the U.S. market

One of the three largest
producers of lightweight bag
paper in North America

Lower price volatility in specialty
grades

Favorable pricing momentum in
specialty and commodity grades

Value Added and Differentiated Products

Converted Products

Innovative and customized
products

High-quality multi-color
graphics

Complex design and structural
features

Flexo folder gluers

Market niche opportunities

Focus on individualized
solutions

Less competitive environment

High percentage of differentiated
products versus many competitors

Average prices ~5 – 10% higher on
a square footage basis

Track Record of Operational
Accomplishments (2002 – 2005)

Reduced converted finished goods inventory days by ~60% from 13 days on hand to
5-5.5 days

35% reduction in energy cost per ton of production at the paper mill

14% and 16% reduction in labor hours per ton of production at paper mill and converting plants, respectively

14% reduction in waste at the converting plants

Reduced debt by over $200 million from peak borrowings in January 2002, including
$65 million reduction in FY2005

Achieved target of debt to cap below 50%

Previous capital investments allow for flexibility to produce higher margin specialty products

Manufacturing capital expenditures below depreciation since 2002

46% increase in specialty tonnage at the paper mill

Average prices 5-10% higher than industry average on a square footage basis for
Converted Products

Poised to reap benefits from operational initiatives

Working
Capital
Management

Reduced Input
Costs

Focus on
Specialty
Products

Debt
Reduction

Capital
Investment

We are Committed to Acting in the Best Interests of
the Company and our Shareholders

Total Shareholder Returns

Source: FactSet Research Systems.

Note:    Total return includes share price appreciation plus dividends.

             Peer group includes Rayonier, Potlatch, and Plum Creek.  Peer group returns represent mean of returns for peer group companies for a given period.

(1)         Based on closing share prices on March 3, 2006, the last trading day prior to public announcement of the Obsidian / Campbell proposal.

Longview Fibre Outperformed its Peer Group
and the S&P 500 Over the Last Three Years (1)

18.9%

54.8%

12.0%

39.5%

8.3%

15.9%

62.7%

224.5%

158.3%

0%

25%

50%

150%

250%

1 year

2 year

3 year

Longview Fibre

Peer Group

S&P 500

Complete REIT Conversion
Accelerate Harvest and Monetize HBU Lands
Enhance Shareholder Value
Restructure Manufacturing Operations

(1)

Based on 51.077 million shares.  Does not reflect shares to be issued in the special distribution.

Our Value Enhancement Plan

Raise dividend to $1.20(1) per share and repay debt